Victory Funds

Victory Expedition Emerging Markets Small Cap Fund

Supplement dated November 13, 2017

to the Prospectus dated March 1, 2017

Effective immediately, Class A, Class C and Class Y shares of the Victory Expedition Emerging Markets Small Cap Fund are no longer offered for investment.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.